Contingent liabilities	12 Months Ended
Dec. 31, 2019
Contingent liabilities
CONTINGENT LIABILITIES

36.    Contingent liabilities

Significant accounting judgements and estimates

Contingencies can be either possible assets or possible liabilities arising from past events which, by their nature, will only be resolved when one or more future events not wholly within the control of the Group occur or fail to occur or for contingent liabilities where a present obligation arising from a past event exists but is not recognised because either it is not probable that an out-flow of resources embodying economic benefits will be required to settle the obligation or the amount of the obligation cannot be determined with sufficient reliability. The assessment of such contingencies inherently involves the exercise of significant judgement and estimates of the outcome of future events.

 Purported Class Action Lawsuits

In 2018, two groups of plaintiffs filed purported class action lawsuits, subsequently consolidated into a single action (Class Action), against Sibanye Gold Limited (Sibanye-Stillwater) and Neal Froneman (collectively, the Defendants) in the United States District Court for the Eastern District of New York, alleging violations of the US securities laws. Specifically, the Class Action alleges that the Defendants made false and/or misleading statements about its safety practices and record and thereby violated the US securities laws. The Class Action seeks an unspecific amount of damages. The Defendants have filed a motion to dismiss the Class Action. The Court may decide the motion to dismiss with or without oral argument. As the case is still in the early stages, it is not possible to determine the likelihood of success on the merits or any potential liability from the Class Action nor estimate the duration of the litigation. Sibanye-Stillwater intends to defend the case vigorously.

 Delaware Court of Chancery rules in favour of Sibanye-Stillwater in dissenting shareholder action

The Court of Chancery of the State of Delaware in the United States of America (the Court), in a Memorandum Opinion dated 21 August 2019, has ruled in favour of the Company in the appraisal action brought by a group of minority shareholders (the Dissenting Shareholders) of the Stillwater Mining Company (Stillwater), following the acquisition of Stillwater by the Company in May 2017 for a cash consideration of US$18 per Stillwater share.

In terms of the ruling, the Dissenting Shareholders (together owning approximately 4.5% of Stillwater shares outstanding at the time) received the same US$18 per share consideration originally offered to, and accepted by other Stillwater shareholders, plus interest. The remaining payment of approximately US$21 million due to the Dissenting Shareholders has been paid by Sibanye-Stillwater during the six months ended 31 December 2019.

Certain of the Dissenting Shareholders have filed an appeal with the Supreme Court of the State of Delaware with the date for the oral argument, originally set for 1 April 2020, postponed in light of COVID-19 until a future date is set by the Court. The Company will continue to defend itself against opportunistic, short-term and self-interested legal action, to protect the interests of our stakeholders.